UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: January 18, 2005
                        (Date of earliest event reported)


                              RIVIERA TOOL COMPANY
             ______________________________________________________
             (Exact name of registrant as specified in its charter)



            Michigan                       001-12673               38-2828870
            --------                       ---------               ----------
(State or other jurisdiction of     (Commission file number)    (I.R.S. Employer
   incorporation) Number)                                        Identification)


            5460 Executive Parkway S.E., Grand Rapids, Michigan 49512
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (616) 698-2100

ITEM 5.02 ELECTION OF DIRECTOR

On January 18, 2005, J. Dann Engels was appointed as a Director of Riviera Tool Company (the "Company") and as a member of the audit and compensation committees.

The Company noted that during the past twelve months, Mr. Engels' employer was paid $27,500 for consulting services rendered in relationship to international sourcing of the Company's products. After a review of the circumstances surrounding such payment, the Board of Directors determined that Mr. Engels meets the independence requirements of the American Stock Exchange, the Company's listing exchange.

A copy of the press release announcing Mr. Engels' appointment is attached hereto as Exhibit 99.1.


EXHIBIT NO.     DESCRIPTION
-----------     -----------

99.1            Riviera Tool Company press release dated January 19, 2005


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 19, 2005


                                       Riviera Tool Company

                                       /s/ Kenneth K. Rieth
                                       -----------------------------------------
                                       Kenneth K. Rieth
                                       President and Chief Executive Officer
                                       (Principal Executive Officer)


                                       /s/ Peter C. Canepa
                                       -----------------------------------------
                                       Peter C. Canepa
                                       Chief Financial Officer, Treasurer and
                                             Secretary
                                             (Principal Financial and Accounting
                                             Officer)